UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	000-32883	13-4088127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5677 Airline Road, Arlington, Tennessee	38002
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Wright Medical Group, Inc., a Delaware corporation ("the Company”) has filed this Current Report on Form 8-K to provide a recast of the presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 filed on February 24, 2012 (the “2011 Form 10-K”) to reflect changes in the Company's reporting segments which took effect during the first quarter of 2012.

From January 1, 2009 until December 31, 2011, the Company operated its business as one operating segment, orthopaedics products. During the first quarter of 2012, the Company's management, including its chief executive officer, who is its chief operating decision maker, began managing the Company's operations as two reportable business segments based on the two primary markets that we operate within: Extremities and OrthoRecon. These consolidated financial statements and related footnotes, including prior year financial information, are presented as if there were two reporting segments for all periods presented.

Attached as Exhibit 99.1 are the recasted consolidated financial statements and revised notes to the consolidated financial statements, as well as the Report of Independent Registered Public Accounting Firm on the consolidated financial statements, which is unchanged from the 2011 Form 10-K, other than the dual date to reflect the recast and reissuance. Only the following notes have been revised and updated from their previous presentation to reflect the Company's two reporting segments:

Note 1 - Organization and Description of Business
Note 2 - Summary of Significant Accounting Policies
Note 3 - Acquisitions
Note 7 - Goodwill and Intangibles
Note 19 - Segment Data

Similarly, Management's Discussion and Analysis of Financial Condition and Results of Operations of the 2011 Form 10-K has been revised and updated from its previous presentation to reflect the Company's two reporting segments. The revised presentation is attached as Exhibit 99.2

The Company is providing in this Form 8-K recasted financial statements in the 2011 Form 10-K and revised Management's Discussion and Analysis of Financial Condition and Results of Operation of the 2011 Form 10-K because such information is being incorporated by reference into a filing with the SEC under the Securities Act of 1933, as amended. The change in segments had no impact on the Company's historical consolidated financial position, results of operations or cash flows, as reflected in the recasted consolidated financial statements contained in Exhibit 99.1 to this Form 8-K. The recasted consolidated financial statements do not represent a restatement of previously issued consolidated financial statements.

In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2011 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2011 Form 10-K to reflect events or occurrences after the date of the filing of the 2011 Form 10-K. Therefore, this Form 8-K (including Exhibits 99.1 and 99.2 hereto) should be read in conjunction with the 2011 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2011 Form 10-K, including, Forms 10-Q for the first, second and third quarters of 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, revised solely to reflect the change in segment reporting
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, revised solely to reflect the change in segment reporting

101
The following materials from Wright Medical Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2011 formatted in XBRL (Extensible Business Reporting Language): (1) the Consolidated Balance Sheets, (2) Parenthetical Data to the Consolidated Balance Sheets, (3) the Consolidated Statements of Operations, (4) Parenthetical Data to the Consolidated Statements of Operations, (5) the Consolidated Statements of Cash Flows (6) the Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income and (7) Notes to Consolidated Financial Statements, tagged as blocks of text.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2012

WRIGHT MEDICAL GROUP, INC.
By: /s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, revised solely to reflect the change in segment reporting
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, revised solely to reflect the change in segment reporting

101
The following materials from Wright Medical Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2011 formatted in XBRL (Extensible Business Reporting Language): (1) the Consolidated Balance Sheets, (2) Parenthetical Data to the Consolidated Balance Sheets, (3) the Consolidated Statements of Operations, (4) Parenthetical Data to the Consolidated Statements of Operations, (5) the Consolidated Statements of Cash Flows (6) the Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income and (7) Notes to Consolidated Financial Statements, tagged as blocks of text.